EXHIBIT 10(a)
                                                    -------------
                       TRANSFER AGREEMENT

       AGREEMENT,  dated  October  30,  1998,  between   Overseas
Shipholding Group, Inc., a Delaware corporation ("OSG"), OSG Ship
Management,  Inc., a Delaware corporation ("OSGM"), and  Maritime
Overseas Corporation, a New York corporation ("MOC").

      WHEREAS, MOC, under various agreements with the OSG and various shipowning subsidiaries of OSG (the "OSG Subsidiaries" and, collectively with OSG and OSGM, the "OSG Companies"), acts as agent in respect of the operation of ships owned by certain OSG Subsidiaries and provides general and administrative services required by the OSG Companies;

     WHEREAS, MOC also acts as exclusive chartering broker and as
exclusive   broker  in  connection  with  sales,  purchases   and
construction of ships owned by certain OSG Subsidiaries;

      WHEREAS, OSG has determined that it is in its best interest to assume direct management and operation of its bulk shipping fleet, terminating its arrangements with MOC by mutual consent, but obtaining for itself MOC's valuable staff and infrastructure, thereby ensuring that the high quality of operations and customer satisfaction historically enjoyed by OSG will be maintained;

      WHEREAS, MOC and OSG have determined to terminate by mutual consent the arrangements between MOC and the OSG Companies, effective at the close of business on October 30, 1998 (the "Effective Time"), and have agreed upon the other matters set forth herein.

     NOW, THEREFORE, it is agreed that:

      1. TERMINATION OF AGENCY AGREEMENTS. All of the Agency Agreements between MOC and the OSG Subsidiaries (the "Agency Agreements") are hereby terminated effective at the Effective Time, provided that the provisions set forth in Section 10 of the respective Agency Agreements (relating, among other things, to rights of indemnification and exculpation) shall remain in full force and effect notwithstanding such termination. The OSG Companies hereby agree to take over as of the Effective Time all outstanding matters with respect to the Vessels (as such term is defined in the respective Agency Agreements). MOC shall cooperate with the OSG Companies and with any successor agent whom the OSG Companies may appoint, to effect the prompt and effective transfer of all records, funds and duties and thereafter MOC shall be permitted to inspect all such records at reasonable times during normal business hours.

      2. TERMINATION OF GENERAL SERVICES AGREEMENT. That certain General Services Agreement, dated December 31, 1969, as amended, between OSG and MOC (the "General Services Agreement") is hereby terminated effective at the Effective Time, provided that the provisions set forth in Section 7 of the General Services Agreement (relating, among other things, to rights of indemnification and exculpation) shall remain in full force and effect notwithstanding such termination. The Accounting provided under Section 5(f) of the General Services Agreement shall be prepared as promptly as practicable following the Effective Time for the period January 1, 1998 through the Effective Time, with
(i) any over-payment or underpayment of fees to be refunded or paid, as the case may be, pursuant to Section 6 of the General Services Agreement and (ii) any refund of excess fees under
Section 5(e) of the General Services Agreement to be made, in each case not later than 30 days following the presentation of the Accounting. The agreed maximum MOC consolidated net income from shipping operations shall be calculated for the period January 1, 1998 through the Effective Time by multiplying the agreed maximum for 1998 by a fraction the numerator is the number of days elapsed during 1998 through the Effective Time and the denominator of which is 365. In the event that after the Effective Time MOC incurs a cost which relates to a period prior to the Effective Time, which was not reflected as a liability on MOC's balance sheet as of the Effective Time, and which would have been a cost of shipping operations for which MOC would have been compensated under the General Services Agreement had it been so reflected, MOC shall, notwithstanding the termination of the General Services Agreement, receive compensation for such cost in accordance with the provisions of the General Services Agreement as though such cost had been so reflected on such balance sheet.

     3. ALLOCATION OF COMMISSIONS. Brokerage commissions shall be allocated between MOC and OSGM as follows: Brokerage commissions for voyage charters fixed on or prior to the Effective Time shall be allocated to MOC; brokerage commissions for voyage charters fixed thereafter shall be allocated to OSGM. Brokerage commissions for time charters in effect at the Effective Time shall be allocated between MOC and OSGM based on the relative the periods of time covered by such charters before and after the Effective Time. To the extent necessary to effectuate the foregoing, or otherwise as the parties shall agree to be appropriate, MOC shall assign (or shall, if applicable, cause its subsidiaries to assign) to OSGM as of the Effective Time the brokerage and other commissions which are due and payable to MOC or such subsidiaries after the Effective Time in accordance with the terms of the General Services Agreement or the Agency Agreements, as the case may be.

     4.   MOC SUBSIDIARIES.

           (a) PURCHASE OF SUBSIDIARIES. Effective at the Effective Time, or, in the case of Souter Shipping (Bermuda) Ltd., a Bermuda corporation ("Souter"), at December 31, 1998 (the "Souter Effective Time"), OSGM shall purchase from MOC, and MOC shall sell to OSGM, all of the outstanding shares (the "MOC Subsidiary Shares") of capital stock of Maritime Overseas Company Limited, an English corporation ("MOCL"), Maritime Overseas Company Asia-Pacific Pte. Ltd., a Singapore corporation ("MOCAP"), and Souter (Souter, MOCL and MOCAP being sometimes herein collectively referred to as the "Purchased MOC Subsidiaries") for a cash purchase price (the "Subsidiary Purchase Price") payable at the Closing (as hereinafter defined), or, in the case of Souter, at the Souter Closing (as hereinafter defined), equal to the respective book values of such shares. At the Closing or the Souter Closing, as the case may be, the parties shall agree on a good faith estimate of such respective book values and make payment based on such estimate. Promptly after the completion of MOC's audited financial statements as of October 30, 1998 and for the period then ended (or, in the case of Souter, as of December 31, 1998 and for the year then ended), the parties shall finalize their calculation of such respective book values and make such payments as may be necessary to adjust the estimated payments made at the Closing or the Souter Closing, as the case may be. At the Closing or the Souter Closing, as the case may be, MOC shall deliver to OSGM certificates representing all of the MOC Subsidiary Shares, accompanied by stock powers duly executed in blank, with payment of all applicable transfer taxes, free and clear of all liabilities, options, contractual or other restrictions or obligations, liens, claims, security interests, mortgages and encumbrances (collectively, "Liens").

           (b) CHANGE OF NAME OF SUBSIDIARIES. OSGM shall reasonably promptly after the Effective Time cause MOCL to change its name to Overseas Shipholding Group Limited, and MOCAP to change its name to Overseas Shipholding Group Asia Pacific Pte. Ltd.

      5. ASSUMPTION OF LEASE OBLIGATIONS. Effective at the Effective Time, MOC shall assign to OSG and OSG shall assume the obligations and liabilities of MOC accruing after the Effective Time under those certain leases identified on Schedule 5 hereto (the "Assigned Leases"), pursuant to instruments of assignment and assumption of lease mutually agreed upon by MOC and OSG and their respective landlords and to be executed and delivered prior to or at the Closing.

      6. PURCHASE OF FIXED AND OTHER ASSETS. Effective at the Effective Time, MOC shall sell, assign, convey and deliver to OSGM, and OSGM shall purchase from MOC, for an aggregate estimated cash purchase price of $4,000,000 payable at the Closing (representing the estimated book value of the Fixed Assets, as such term is defined below), all of MOC's right, title and interest in (i) all of the tangible assets owned by MOC and held by MOC at the Effective Time, including without limitation all of MOC's computer, telephone and other equipment, fixtures, leasehold improvements, furniture and other tangible personal property, excluding, however, such items as may be mutually agreed upon (the "Fixed Assets"); (ii) all rights under the contracts, agreements, licenses, leases and instruments agreed upon by MOC and OSGM (the "Assigned Contracts"); and (iii) all registrations, permits, authorizations, files, records, trademarks, trade names, service marks, copyrights, applications or agreements for any of the foregoing, goodwill, know-how, software, computer programs, other electronic systems and databases, all proprietary processes, operating procedures, other documents and information, and other intellectual property agreed upon by MOC and OSGM (the "Intangible Assets", and collectively with the Fixed Assets and Assigned Contracts, the "Assets"), all of the Assets to be free and clear of all Liens, except as expressly assumed by the OSG Companies pursuant to this Agreement. Promptly after the completion of MOC's audited financial statements as of October 30, 1998 and for the period then ended (the "Audited Statements"), the parties shall finalize the purchase price referred to in the immediately preceding sentence and make such payment as shall be necessary to adjust such estimated payment to the actual amount reflected in MOC's Audited Statements (such purchase price as so adjusted is sometimes collectively herein referred to with the Subsidiary Purchase Price as the "Purchase Price"). MOC shall deliver to OSGM at the Closing such bills of sale, and other instruments of assignment and conveyance as shall be reasonably satisfactory to OSGM to convey to OSGM good and marketable title to the Assets free and clear of all Liens, except as permitted herein.

     7.   CERTAIN ASSUMED LIABILITIES.

           (a) ASSUMPTION OF LIABILITIES. Effective at the Effective Time, OSGM shall assume, and hereby agrees to pay, perform, satisfy or discharge all unperformed and unfulfilled obligations and liabilities which are required to be performed and fulfilled by MOC after the Effective Time under the terms of all Assigned Contracts and for which MOC was not compensated under the General Services Agreement (collectively, the "Assumed Liabilities").

           (b) INSTRUMENTS OF ASSUMPTION. OSGM shall deliver to MOC at the Closing such agreements and instruments of assumption as shall be reasonably satisfactory to MOC to provide for the assumption and performance by OSGM of the Assumed Liabilities.

           (c)   NO  OTHER  ASSUMPTIONS.   Except  as  expressly
provided in this Agreement, no OSG Company shall assume, agree to perform or discharge, indemnify MOC against, or otherwise have any responsibility for any other liabilities or obligations of MOC or any direct or indirect subsidiary or other affiliate thereof, fixed or contingent, known or unknown, matured or unmatured, liquidated or unliquidated, secured or unsecured, and whether arising prior to, on or after the Effective Time.

      8.    REPRESENTATIONS AND WARRANTIES OF  MOC.   MOC  hereby
represents and warrants to the OSG Companies:

           (a) ORGANIZATION, STANDING AND POWER. Each of MOC, the Purchased MOC Subsidiaries and Souter Shipping Limited, an English corporation, East Coast Gaugings Limited, an English corporation, and Union Shipping Corporation, a Japanese corporation (collectively the "Souter Subsidiaries"; MOC, the Purchased MOC Subsidiaries and the Souter Subsidiaries being sometimes herein collectively referred to as the "MOC Companies") is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the power and authority to own, lease and operate its properties and to conduct its business as now being conducted. Each of the MOC Companies is duly qualified or licensed to do business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse impact on the consummation by the MOC Companies of the transactions contemplated hereunder or, in the case of the Purchased MOC Subsidiaries and Souter Subsidiaries (collectively, the "MOC Subsidiaries") on the business, condition or properties of the MOC Subsidiaries taken as a whole.

          (b) LEGAL AUTHORITY, BINDING EFFECT. Each MOC Company has, and shall at the Effective Time or the Souter Effective Time, as applicable, have, the right, power and authority to execute, deliver and perform this Agreement and the other documents, certificates and instruments relating hereto (collectively, the "MOC Transfer Documents") to be executed and delivered by such MOC Company in connection herewith and to consummate the transactions contemplated hereunder and thereunder. This Agreement does, and when executed by the applicable MOC Company, the other MOC Transfer Documents shall, constitute legal, valid and binding obligations of the applicable MOC Company, enforceable against such MOC Company in accordance with their respective terms. MOC and each other applicable MOC Company has duly authorized by all necessary corporate action the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

            (c) NO CONFLICTS, ETC. Neither the execution, delivery or performance of this Agreement, nor any of the other MOC Transfer Documents, nor the consummation by any of the MOC Companies of the transactions contemplated hereby or thereby, nor compliance with any of the provisions hereof or thereof, will:
(i)  conflict  with or result in a breach of the  Certificate  of
Incorporation or By-Laws or similar organizational document of such MOC Company; (ii) violate any Law (as defined below) or any order, writ, injunction or decree of any court or Government (as defined below); (iii) violate or conflict with, result in any breach of, constitute a default under, give rise to any right of termination or acceleration of, or require any consent, approval or other action of any third party, under any Assigned Contract, Assigned Lease or Subsidiary Lease (as such term is defined below) (the Assigned Contracts, Assigned Leases and Subsidiary Leases being sometimes herein collectively referred to as the "MOC Contracts"). Other than such approvals as shall have been obtained and such notifications as shall have been given in a timely fashion, no approval of or notification to any Government is required in connection with the execution, delivery or performance by any MOC Company of this Agreement or any MOC Transfer Document or the consummation of the transactions contemplated hereby or thereby.

           (d) TITLE TO PROPERTY AND RELATED MATTERS. MOC has good and marketable title to all the Assets, and OSGM shall have good and marketable title to all the Assets at the Effective Time, free and clear of all material Liens except as created by OSGM. The Fixed Assets are in adequate working order to permit the operation thereof consistent with MOC's historical practices.

           (e) SUBSIDIARIES. The MOC Subsidiary Shares are all of the issued and outstanding shares of capital stock of the Purchased MOC Subsidiaries. MOC has good and marketable title to all the MOC Subsidiary Shares, and OSGM shall have good and marketable title to all the MOC Subsidiary Shares at the Effective Time or the Souter Effective Time, as applicable, free and clear of all Liens except as created by OSGM. Souter has good and marketable title, and shall have good and marketable title at the Souter Effective Time, to all of the shares of capital stock of Souter Shipping Limited and East Coast Gaugings Limited, and 50% of the shares of capital stock of Union Shipping Corporation (the shares of which are held subject to contractual provisions heretofore disclosed by MOC to OSG), free and clear of all Liens except as created by OSGM (the shares of capital stock of the Souter Subsidiaries held by Souter being sometimes herein referred to as the "Souter Subsidiary Shares"). There are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of any MOC Subsidiary or obligating any MOC Subsidiary to issue or sell any shares of capital stock of, or
other  equity  interests in, any MOC Subsidiary.   There  are  no
outstanding contractual obligations of any MOC Subsidiary to repurchase, redeem or otherwise acquire any shares of its capital stock or make any material investment (in the form of a loan, capital contribution or otherwise) in any other person or entity. All of the MOC Subsidiary Shares and Souter Subsidiary Shares have been duly authorized and validly issued and are fully paid and nonassessable and not subject to preemptive rights. The financial statements for the MOC Subsidiaries made available to OSG fairly present, in all material respects, the consolidated assets and liabilities of the MOC Subsidiaries as at the dates indicated therein; changes in such assets and liabilities since such dates have not been material and such changes have been in the ordinary course of business of the MOC Subsidiaries.

           (f) LEASES. Each of the Assigned Leases, and each of the leases for real property under which an MOC subsidiary is a lessee (collectively, the "Subsidiary Leases" and with the Assigned Leases, the "MOC Leases"), is legal, valid and binding as between MOC or other lessee thereunder (each, an "MOC Lessee"), and the other party or parties thereto, and the applicable MOC Lessee is a tenant or possessor in good standing thereunder, free of any material default or breach and quietly enjoys the premises provided for therein. Each rental and other payment due thereunder has been duly made; each material act required to be performed has to the best of the knowledge of the applicable MOC Lessee, been duly performed; and, to the best of the knowledge of the applicable MOC Lessee, no material act forbidden to be performed has been performed thereunder. The applicable MOC Lessee has the legal right (without the consent or other approval of any other party) to possess and quietly enjoy each of such premises and properties under MOC Lease to which it is a party.

           (g) LITIGATION, ETC. Other than actions, suits, claims, proceedings and investigations (collectively, "Proceedings") (i) heretofore disclosed by MOC to OSG or (ii) arising in the ordinary course of business of MOC and covered by appropriate insurance, there are no Proceedings pending or, to the best knowledge of any MOC Company, threatened against or directly affecting the business or affairs of any MOC Company
(insofar as they relate to the services rendered to the OSG Companies), the employees of MOC (including any Proceedings by such employees), the Assets, the MOC Leases or the MOC Subsidiaries, at law or in equity, before or by any court, commission, board, bureau, agency, instrumentalities or other foreign, federal, state, local or other governmental authority ("Government"), which if adversely determined would have a material adverse effect on the business or affairs of MOC and its subsidiaries taken as a whole. There is no outstanding order, injunction or decree of any court or Government against or directly affecting any MOC Company, the employees thereof, or the Assets, the MOC Leases or the MOC Subsidiaries.

           (h) CONTRACTS, ETC. All MOC Contracts are in full force and effect and constitute legal, valid and binding obligations of the respective parties thereto; the applicable MOC Company has performed all material obligations required to be performed by it under the MOC Contracts and no material default, or event which with notice or lapse of time or both would constitute a material default, exists in respect thereof on the part  of  the  applicable MOC Company or,  to  the  best  of  the knowledge of the applicable MOC Company, the other parties thereto; and the continuation, validity and effectiveness of all MOC Contracts under the current material terms thereof (including without limitation the current rentals or royalties under any leases or licenses) will not be adversely affected in any material respect by the consummation of the transactions contemplated by this Agreement or, if any would be affected without a consent or waiver, MOC shall cause an appropriate consent or waiver respecting such transfer to be delivered to OSGM prior to the Effective Time.

           (i) COMPLIANCE; GOVERNMENTAL AUTHORIZATIONS. Except as previously disclosed to OSG, no MOC Company has during the past three years has received any notice asserting or charging that it is not in material compliance with any foreign, federal, state or local laws, statutes, ordinances, rules, regulations and orders ("Laws") applicable to the operation, conduct or ownership of its business insofar as it relates to the OSG Companies, MOC's employees, the Assets, the MOC Leases and/or the MOC Subsidiaries, including without limitation matters relating to the environment, anti-competitive practices, improper payments, discrimination, employment, health and safety (including but not limited to the Occupational Safety and Health Act ("OSHA"), the Clean Water Act, the Clean Air Act, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Oil Pollution Act of 1990, the Equal Employment Opportunity Act ("EEOC") or any amendments thereto). The MOC Companies have, to the best of their knowledge, all material foreign, federal, state and local Government licenses, permits, approvals, authorizations and consents ("Permits") necessary in the conduct of their business insofar as it relates to the OSG Companies, and such Permits are in full force and effect, and no notices of violation have been received by an MOC Company in respect of any thereof, and no Proceeding (other than any Proceeding heretofore disclosed by MOC to OSG) is pending or, to the best of the knowledge of any MOC Company, threatened to revoke or limit any thereof. MOC has heretofore provided to OSG an accurate list of: (1) all such Permits (none of which will be adversely affected in any material respect by the consummation of the transactions contemplated hereby unless otherwise indicated on said Schedule) and (2) all consents, orders, decrees and other compliance agreements under which any MOC Company is operating or bound, copies of all of which have been furnished to OSG. Within the past three years, no MOC Company has entered into any agreement with, or had any material dispute with, any Government or other third party that could reasonably be expected to restrict the operation of its business insofar as it relates to the OSG Companies.

          (j)  LABOR RELATIONS:  EMPLOYEES.

                (i) MOC has heretofore provided to OSGM an accurate list of the names and base compensation rates of the employees of MOC and the Purchased MOC Subsidiaries as of September 30, 1998.

               (ii)  No strike or labor dispute involving the MOC
Companies  has occurred during the last three years  or,  to  the
knowledge  of  the  MOC Companies, is threatened.   None  of  the
employees of the MOC Companies are represented by a union, and none of the MOC Companies are a party to any collective bargaining agreement.

               (iii) To the knowledge of the MOC Companies, there are no: (A) unfair labor practices charges or complaints against any of the MOC Companies pending or threatened before the National Labor Relations Board or any similar state or foreign agency; (B) charges with respect to or relating to any of the MOC Companies pending or threatened before the Equal Employment Opportunity Commission or any other similar agency; or (C) Proceedings relating to any of the MOC Companies pending or threatened in connection with the enforcement of labor or employment laws.

          (k)  ERISA.

                (i) MOC has heretofore provided to OSGM an accurate list of all "employee benefit plans," within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and any other bonus, severance, change of control, deferred compensation, supplemental executive retirement, insurance, health or welfare benefit, post-retirement health or welfare benefit, stock option, fringe benefit or other plan or agreement or payroll practice, currently maintained, sponsored, or contributed to by any of the MOC Companies on behalf of any employee of MOC or the Purchased MOC Subsidiaries or such employees' beneficiaries (each a "Plan" and, collectively, the "Plans"), including, without limitation, any single employer pension plan (within the meaning of Section 4001(a)(15) of ERISA) which is subject to Sections 4063 and 4064 of ERISA ("Multiple Employer Plan"). With respect to each Plan, a copy of the document embodying the Plan has been delivered or made available to OSG and OSGM.

(ii) Each Plan intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), has received a favorable determination letter from the Internal Revenue Service (the "IRS") that the Plan is qualified and that its related trust has been determined to be exempt from taxation under Section 501(a) of the Code. Neither MOC nor any of the Purchased MOC Subsidiaries has withdrawn from or terminated participation in any Multiple Employer Plan within the past three years.

                 (iii) None of the MOC Companies maintains, sponsors or contributes to or has maintained, sponsored or contributed to any multiemployer plan within the meaning of
Section 3(37) of ERISA.

                (iv) To the knowledge of the MOC Companies, each MOC Company has, performed all material obligations required to be performed under, and is in material compliance with, the terms of each Plan and the requirements applicable to each Plan prescribed by ERISA and the Code. All contributions required or payments due and owing under each Plan, trust or otherwise required by law with respect to all periods through the Effective Time will be timely made.

               (v) Neither MOC nor any of the MOC Companies, is aware of any lawsuit or claim (other than routine claims for benefits, and appeals of such claims) that in the last three years has been asserted or instituted against any Plan or its fiduciaries with regard to any such Plan.

                (vi)   To the knowledge of MOC and the other  MOC
Companies, no Plan is under audit by the Internal Revenue Service or the Department of Labor.

                 (vii) The consummation of the transactions contemplated by the Agreement will not accelerate the time of payment or vesting or increase the amount of compensation or benefits due to any officer, director or employee of any of the MOC Companies.

      9.    REPRESENTATIONS AND WARRANTIES OF  OSG.   OSG  hereby
represents and warrants:

            (a)    ORGANIZATION.   The  OSG  Companies  are  each
corporations  duly  organized,  validly  existing  and  in   good
standing under the laws of their respective jurisdictions of incorporation.

          (b) ORGANIZATION, STANDING AND POWER. Each of the OSG Companies is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. OSG is duly qualified or licensed to do business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse impact on the consummation by the OSG Companies of the transactions contemplated hereunder.

          (c) LEGAL AUTHORITY, BINDING EFFECT. Each OSG Company has and shall have at the Effective Time or the Souter Effective Time, as the case may be, the right, power and authority to execute, deliver and perform this Agreement and the other documents, certificates and instruments relating hereto (collectively the "OSG Transfer Documents") to be executed and delivered by such OSG Company in connection herewith and to consummate the transactions contemplated hereunder and thereunder. This Agreement does, and when executed by the applicable OSG Company, the other OSG Transfer Documents shall, constitute legal, valid and binding obligations of the applicable OSG Company, enforceable against such OSG Company in accordance with their respective terms. OSG and each other applicable OSG Company has duly authorized by all necessary corporate action the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

            (d) NO CONFLICTS, ETC. Neither the execution, delivery or performance of this Agreement, nor any of the other OSG Transfer Documents, nor the consummation by any of the OSG Companies of the transactions contemplated hereby or thereby, nor compliance with any of the provisions hereof or thereof, will:
(i)  conflict  with or result in a breach of the  Certificate  of
Incorporation or By-Laws or similar organizational document of such OSG Company; (ii) violate any Law or any order, writ, injunction or decree of any court or Government; (iii) violate or conflict with, result in any breach of, constitute a default under, give rise to any right of termination or acceleration of, or require any consent, approval or other action of any third party, under any material agreement of such OSG Company. Other than such approvals as shall have been obtained and such notifications as shall have been given in a timely fashion, no approval of or notification to any Government is required in connection with the execution, delivery or performance by any OSG Company of this Agreement or any OSG Transfer Document or the consummation of the transactions contemplated hereby or thereof.

          (e) LITIGATION. There are no Proceedings pending, or, to the best of the knowledge of any OSG Company, threatened against or affecting the business or affairs of any OSG Company, at law, or in equity, before or by any court or Government, wherein an unfavorable judgment, decree or order would restrain, prohibit, invalidate, set aside, rescind, prevent or make unlawful this Agreement or the carrying out of this Agreement or the transactions contemplated by this Agreement.

     10.  COVENANTS OF MOC.

           (a) CONDUCT OF BUSINESS PRIOR TO THE EFFECTIVE TIME. MOC agrees that from the date hereof until the Effective Time (or, insofar as such matters pertain to Souter or the Souter
Subsidiaries, until the Souter Effective Time), except as required or contemplated by this Agreement or as otherwise consented to or approved by OSG, such consent not to be unreasonably withheld:

                (i) The business of the MOC Companies shall be operated in the ordinary course of business consistent with present practices.

                (ii) The MOC Companies shall not enter into any contract relating to employment, compensation or benefits or enter into or amend any employee benefit plan.

                (iii) The MOC Companies shall maintain in effect all insurance policies with respect to their business and properties of the type and in amounts consistent with present practice.

                (iv) The MOC Companies shall maintain and preserve the Assets (and the assets of the MOC Subsidiaries) consistent with prior practice and shall not dispose of or subject to any Liens any Assets (or assets of the MOC
Subsidiaries) other than in the ordinary course of business, shall not dispose of or subject to any Liens any MOC Subsidiary Shares, and shall not permit the issuance of nor any agreement to issue any shares of capital stock of any MOC Subsidiary.

                (v) The MOC Companies shall comply in all material respects with provisions of Law and the MOC Contracts.

                (vi) The MOC Companies shall not knowingly take any action which would make materially untrue any of the representations or warranties of MOC pursuant to this Agreement.

           (b) CHANGE OF INFORMATION. MOC shall give OSG reasonably prompt notice of any material change in any of the information contained in the representations and warranties of MOC hereunder or the Schedules hereto which occurs prior to the Effective Time or, insofar as such information pertains to Souter or the Souter Subsidiaries, prior to the Souter Effective Time.

      11. REASONABLE EFFORTS; APPROVALS. Upon the terms and subject to the conditions hereof, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and the MOC Contracts to consummate and make effective the transactions contemplated by this Agreement, including using its reasonable efforts to obtain all necessary waivers, consents and approvals and affecting all necessary registrations and filings.

     12.  EMPLOYEES AND EMPLOYEE BENEFITS.

           (a) At such time prior to the Effective Time as mutually agreed by MOC and OSGM, OSGM shall make an offer of employment, effective as of the Effective Time, to all employees of MOC and the Purchased MOC Subsidiaries. All such employees who accept or do not affirmatively decline OSGM's offer of employment within ten business days after the Effective Time will become employees of OSGM as of the Effective Time. The employees to be employed by OSGM are referred to collectively as the "Transferred Employees".

           (b) As of the Effective Time, unless otherwise agreed by the parties hereto, OSGM shall assume and/or become the sponsor of each of the Plans. With respect to the stock option plan maintained by MOC and previously disclosed by MOC to OSG, as of the Effective Time, OSG shall assume all outstanding option grants thereunder. Nothing described herein shall limit the ability of OSGM or OSG, as the case may be, to amend or terminate the Plans at any time on or after the Effective Time. To the extent that OSGM provides employee benefits to the Transferred Employees under plans sponsored or maintained by OSGM, nothing contained in this Section 12 shall cause or result in the Transferred Employees receiving, or being eligible to receive, duplicate benefits.

          (c) As of the Effective Time, OSGM shall adopt a basic supplemental executive retirement plan (the "OSGM Basic SERP") and a supplemental executive retirement plan plus (the "OSGM SERP Plus") substantially in the forms of the respective supplemental executive retirement plans maintained by MOC (the "MOC Basic SERP" and the "MOC SERP Plus", as applicable). Except as provided in the following sentence, the OSGM Basic SERP and the OSGM SERP Plus shall recognize all compensation from and service with MOC or its affiliates recognized by MOC or its affiliates under the MOC Basic SERP and the MOC SERP Plus, as applicable. Notwithstanding the foregoing, to the extent any participant under the MOC Basic SERP does not waive his or her rights to benefits under the MOC Basic SERP, OSGM shall assume the MOC Basic SERP and the obligations thereunder and shall not recognize compensation for and service with MOC or its affiliates under the OSGM Basic SERP.

          (d) Except as provided in (c) above, OSGM shall ensure that any employee benefit plan or compensation arrangement established, maintained or contributed to by OSGM or any of its affiliates, will grant full credit for all service or employment with MOC and any of its affiliates recognized by MOC or its affiliates under a similar employee benefit plan sponsored by MOC or its affiliates prior to the Effective Time, to the extent applicable, for purposes of eligibility, vesting and benefit accrual. OSGM shall ensure that any Plan which it assumes or becomes the replacement sponsor of, including, without limitation, any qualified defined benefit plan, qualified defined contribution plan or supplemental executive retirement plan sponsored by MOC, shall recognize service for purposes of eligibility, vesting and benefit accrual to the same extent such service had been recognized prior to the Effective Time under the applicable Plan.

           (e) As of the Effective Time, OSGM shall cause any employee welfare benefit plan, as defined in Section 3(1) of ERISA, which it establishes or maintains ("OSGM Welfare Plan"), to the extent such OSGM Welfare Plan is a plan under which the Transferred Employees were not eligible prior to the Effective Time, but under which the Transferred Employees will participate as of the Effective Time, to waive any pre-existing condition exclusions, evidence of insurability provisions, waiting periods (except to the extent that such exclusions would have then applied or such waiting periods were not satisfied under MOC's health plans) or any similar provisions with respect to Transferred Employees (and their dependents or other beneficiaries) after the Effective Time. For purposes of computing deductible amounts, co-pays or other maximums under any OSGM Welfare Plan, expenses and claims recognized prior to the Effective Time for similar purposes under the applicable welfare plan of MOC or any MOC Company shall be credited or recognized under OSGM's Welfare Plan.

           (f) None of OSG, OSGM nor the MOC Companies intend this Section 12 to create any rights or interest except as between OSGM and the MOC Companies and no present or future employees of either party (or any dependents of such employees) will be treated as third party beneficiaries in or under this Section.

           (g) OSGM shall be responsible for satisfying any and all obligations under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") to provide COBRA continuation coverage to current and former employees of MOC and the Purchased MOC Subsidiaries and their beneficiaries (regardless of whether the employee or beneficiary experiences a "qualifying event" (as defined in COBRA) prior to, on or after the Effective Time).

13 CONDITIONS PRECEDENT TO OSG AND OSGM'S OBLIGATIONS. All obligations of OSG and OSGM under this Agreement are subject to the fulfillment and satisfaction, prior to or at the Effective Time (or, in the case of the purchase and sale of the shares of Souter, the Souter Effective Time), of each of the following conditions, any one or more of which may be waived by OSG:

          (a) CONVEYANCE OF ASSETS, ETC. All of the Assets, MOC Subsidiary Shares and Assigned Leases shall have been conveyed, transferred and assigned to the applicable OSG Company, in accordance with this Agreement, which conveyances, transfers and assignments shall have been effected by bills of sale, endorsements, assignments and other instruments of transfer and conveyance, reasonably satisfactory to OSG, and the MOC Contracts and Intangible Assets shall be unimpaired by the consummation of the transactions contemplated hereby.

            (b) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of MOC contained in this Agreement shall be deemed to have been made again at and as of the Effective Time or the Souter Effective Time, as applicable, and shall then be true and correct in all material respects, and at the Closing and the Souter Closing MOC shall have delivered to OSG a certificate to such effect signed by an executive officer of MOC.

           (c) MOC'S PERFORMANCE. Each of the obligations of each MOC Company to be performed by each of them at or before the Effective Time or the Souter Effective Time, as applicable, pursuant to the terms of this Agreement shall have been performed in all material respects at or before the Effective Time or the Souter Effective Time, as applicable, and at the Closing and the Souter Closing MOC shall have delivered to OSG a certificate to such effect signed by an executive officer thereof.

           (d) AUTHORITY. All action required to be taken by or on the part of any MOC Company to authorize the execution, delivery and performance of this Agreement and all other MOC Transfer Documents by the MOC Companies, and the consummation of the transactions contemplated hereby and thereby, shall have been duly and validly taken by the Board of Directors and shareholders of the respective MOC Companies, and at the Closing and the Souter Closing MOC shall have delivered to OSG a certificate to such effect signed by an executive officer thereof.

           (e) CONSENTS. MOC shall have obtained, in form and substance reasonably satisfactory to OSG, any written consents necessary to transfer any of the Assets, MOC Subsidiary Shares and Assigned Leases or to maintain unimpaired notwithstanding the consummation of the transactions contemplated hereby the MOC Contracts and the Intangible Assets.

           (f) LITIGATION. There shall not be any Proceeding by or before any Government (i) which shall seek to restrain, enjoin, prohibit or invalidate this Agreement or the transactions contemplated hereby or which might affect the right of OSGM to own, operate or control the Assets or the MOC Subsidiary Shares or the Souter Subsidiary Shares, or impair the MOC Contracts or Intangible Assets; or (ii) which seeks to subject any OSG Company or MOC Subsidiary to any material liability, fine, forfeiture or penalty on the grounds that any MOC Company either has or will breach any Law or has otherwise acted improperly in connection with this Agreement or the transactions contemplated hereby.

           (g)   ABSENCE  OF  CERTAIN MATERIAL  ADVERSE  CHANGES.
There shall not have occurred since the date hereof any material adverse change in the Assets, or the Assumed Liabilities, or the assets or liabilities of any MOC Subsidiary.

14 CONDITIONS PRECEDENT TO MOC'S OBLIGATIONS. All obligations of MOC under this Agreement are subject to the fulfillment and satisfaction, prior to or at the Effective Time or the Souter Effective Time, as applicable, of each of the following conditions, any one or more of which may be waived by MOC

           (a) PAYMENT OF PURCHASE PRICE. OSGM shall have paid the Purchase Price to MOC.

           (b) ASSUMPTION OF OBLIGATIONS. The applicable OSG Company shall have assumed the Assumed Liabilities and the obligations accruing after the Effective Time under the Assigned Leases, in accordance with this Agreement, under agreements and instruments of assumption reasonably satisfactory to MOC.

            (c) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of OSG contained in this Agreement shall be deemed to have been made again at and as of the Effective Time and the Souter Effective time, as applicable, and shall then be true and correct in all material respects, and at the Closing and the Souter Closing OSG shall have delivered to MOC a certificate to such effect signed by an executive officer of OSG.

            (d)    OSG  COMPANIES'  PERFORMANCE.   Each  of   the
obligations of the OSG Companies to be performed by the OSG Companies at or before the Effective Time or the Souter Effective Time, as applicable, pursuant to the terms of this Agreement shall have been performed in all material respects at or before the Effective Time or the Souter Effective Time, as applicable, and at the Closing and the Souter Closing OSG shall have delivered to MOC a certificate to such effect signed by an executive officer thereof.

           (e) AUTHORITY. All action required to be taken by or on the part of any OSG Company to authorize the execution, delivery and performance of this Agreement and all other OSG Transfer Documents by the OSG Companies, and the consummation of the transactions contemplated hereby and thereby, shall have been duly and validly taken by the Boards of Directors of the respective OSG Companies, and at the Closing and the Souter Closing OSG shall have delivered to MOC a certificate to such effect signed by an executive officer thereof.

           (f) LITIGATION. There shall not be any Proceeding by or before any Government (i) which shall seek to restrain, enjoin, prohibit or invalidate this Agreement or the transactions contemplated hereby, or (ii) which seeks to subject any MOC Company to any material liability, fine, forfeiture or penalty on the grounds that any OSG Company either has or will breach any Law or has otherwise acted improperly in connection with this Agreement or the transactions contemplated hereby.

      15 CLOSING; SOUTER CLOSING. The closing hereunder (the "Closing") shall take place at 10:00 o'clock A.M. on the 30th day of October, 1998 at the offices of MOC, 511 Fifth Avenue, New York, New York, or at such other time and place as may be agreed by OSG and MOC. The closing of the purchase and sale of the shares of Souter hereunder shall take place at 10:00 o'clock A.M. on the 31st day of December, 1998 at the offices of OSGM, 511 Fifth Avenue, New York, New York, or at such other time and place as may be agreed upon by OSG and MOC.

      16 INDEMNIFICATION BY MOC. Subsequent to the Effective Time, MOC shall indemnify, defend and save the OSG Companies and their respective affiliates, subsidiaries, officers, directors and shareholders, harmless from, against, for and in respect of any and all damages, losses, settlement payments, obligations, liabilities, claims, actions or causes of action, encumbrances and reasonable costs and expenses (including, without limitation, reasonable costs of any necessary investigation of any claims and reasonable attorney's and accounting fees) (collectively, "Losses") suffered, sustained, incurred or required to be paid by an OSG Company or any such other indemnified party (or any entity in control of, controlled by or in common control with an OSG Company or other indemnified party) because of the material untruth or inaccuracy or material breach of any representation, warranty, agreement or covenant of any MOC Company contained in or made in connection with this Agreement or any Schedule or any MOC Transfer Document.

      17 INDEMNIFICATION BY OSG. Subsequent to the Effective Time, OSG shall indemnify, defend, and save the MOC Companies and their respective affiliates, subsidiaries, officers, directors and shareholders harmless from, against, for and in respect of any and all Losses suffered, sustained, incurred or required to be paid by an MOC Company or any such other indemnified party (or any entity in control of, controlled by or in common control with an MOC Company) (any of the foregoing, an "MOC Indemnified Party") because of (i) the material untruth or inaccuracy or material breach of any representation, warranty, agreement or covenant of an OSG Company contained in or made in connection with this Agreement or any OSG Transfer Document; (ii) all liabilities and obligations originally incurred by an MOC Company which an OSG Company expressly assumes under or pursuant to this Agreement provided that this clause (ii) shall apply with respect to Souter and the Souter Subsidiaries only from and after the Souter Effective Time; (iii) unless such liability or obligation arises primarily out of a matter required to be disclosed by MOC in this Agreement or a Schedule hereto or otherwise and which matter has not been so disclosed, any and all liabilities and obligations of any nature whatsoever, whether fixed or contingent, known or unknown, matured or unmatured, liquidated or unliquidated, of MOC to any officer, director or employee or former officer, director or employee of MOC or any trust or other plan for the benefit of any such employee or former employee; and
(iv) any Proceeding brought by a stockholder of OSG (including any Proceeding brought by any such stockholder in the right of OSG, but excluding any Proceeding where such indemnification would not be permitted by law) alleging that any MOC Indemnified Party acted improperly in connection with the transactions contemplated by this Agreement.

     18   RULES REGARDING INDEMNIFICATION.

           (a) The rights and obligations of each party claiming a right to indemnification hereunder ("Indemnitee") from the other party ("Indemnitor") shall be governed by the following rules:

                (i) The Indemnitee shall give prompt written notice to the Indemnitor of any state of facts which Indemnitee believes will give rise to a claim by the Indemnitee against the Indemnitor based on the indemnity agreements contained in Sections 16 and 17 hereof, reasonably stating the nature and basis of said claims and the amount thereof, to the extent known. No failure to give such notice shall affect the indemnification obligations of Indemnitor hereunder except to the extent such failure materially prejudiced such Indemnitor's ability to successfully defend the matter giving rise to the indemnification claim.

                (ii)   In  the  event any Proceeding  is  brought
against the Indemnitee, with respect to which the Indemnitor may have liability under the indemnity agreements contained in
Section 16 or Section 17 hereof, then such Proceeding may be defended by the Indemnitor at Indemnitor's expense with counsel selected by Indemnitor (subject to Indemnitee's reasonable consent). In the event that representation of Indemnitee by Indemnitor's counsel would present such counsel with a conflict of interest, or if Indemnitor shall fail to assume the defense of the Proceeding in a timely manner, then such Indemnitee may employ separate counsel reasonably satisfactory to the Indemnitor to represent or defend the Indemnitee in the Proceeding and the Indemnitor will promptly pay from time to time the reasonable fees and expenses of such counsel; provided, however, that the Indemnitor will not be required to pay the fees and expenses of more than one separate counsel for all Indemnitees in any jurisdiction in any single Proceeding or in separate but similar Proceedings. In any Proceeding in which the Indemnitee does not have the right to employ its own counsel at Indemnitor's expense as permitted by the immediately preceding sentence, the Indemnitee shall have the right to employ counsel to participate in such Proceeding, but the fees and expenses of such counsel employed by Indemnitee to participate in such Proceeding shall be at the Indemnitee's own expense.

                (iii) The Indemnitee shall be kept reasonably in formed by the Indemnitor of such Proceeding. Each party shall, at its own expense, make available to the other parties and their respective attorneys and accountants all books and records of such party relating to such Proceeding, and the parties hereto agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper and adequate defense of any such Proceeding.

           (b) The Indemnitor shall make no settlement of any claims which Indemnitor has undertaken to defend, without
Indemnitee's consent, such consent not to be unreasonably withheld, and the Indemnitee shall make no settlement of any claims covered by the indemnities hereunder without the Indemnitor's consent, such consent not to be unreasonably withheld.

      19 SURVIVAL OF REPRESENTATIONS AND WARRANTIES; PERIOD FOR CLAIMS. All representations and warranties made hereunder shall survive the Effective Time for a period of one year; no claim (other than a claim under Section 17(ii) or (iii) hereof, which shall survive without limitation as to time) for indemnification hereunder may be made more than one year after the Effective Time.

      20 FURTHER ACTIONS. At any time and from time to time after the Effective Time, at OSG's request and without further consideration, MOC shall, and shall cause the other MOC Companies to, execute and deliver such other instruments of sale, conveyance, transfer, assignment and confirmation and take such further action as OSG may reasonably deem necessary or desirable in order to more effectively convey, transfer and assign to the applicable OSG Company, to confirm the applicable OSG Company's title to, and to preserve unimpaired, all of the Assets and the MOC Leases, to put the applicable OSG Company in actual possession and operating control thereof and to assist the applicable OSG Company in exercising all rights with respect thereto. At or after the Effective Time, the parties shall make such payments and take such other actions as they may agree to be necessary or appropriate to equitably carry out the transactions contemplated by this Agreement. After the Effective Time, at reasonable times and on reasonable notice, MOC shall have access to the books and records conveyed to the OSG Companies hereunder, and OSG shall have access to any books and records retained by the MOC Companies.

      21 NOTICES. Any and all notices or other communications or deliveries required or permitted to be given under any of the provisions of this Agreement shall be in writing and shall be deemed to have been duly given (i) three days after the mailing thereof by registered mail, return receipt requested, (ii) on the day following mailing when sent by overnight express mail or courier and (iii) at the actual time of receipt when delivered personally, addressed to MOC or OSGM at 511 Fifth Avenue, New York, New York 10017, or to OSG at 1114 Avenue of the Americas, New York, New York 10036, or such other address as any such party may designate by notice duly given hereunder.

     22.  MISCELLANEOUS.

           (a) This writing, including all Schedules hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by OSG and MOC.

          (b) No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

           (c) This Agreement shall be binding upon and inure to the benefit of each party hereto (and each OSG Subsidiary), its successors and assigns, and shall not inure to the benefit of or be enforceable by any other person or entity. OSG shall cause the OSG Subsidiaries to comply with their obligations under this Agreement. The benefits of this Agreement may be assigned by OSG to an entity directly or indirectly owned or controlled by it or under common control with it, provided that the OSG Companies shall in any such event continue to be jointly and severally liable with such new entity for all obligations and undertakings contained in this Agreement.

           (d) The section and subsection headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of such sections.

          (e) Each party hereto shall cooperate, shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

           (f) Whether or not the transactions contemplated hereby are consummated, the parties hereto shall each pay its own expenses in connection with this Agreement and the transactions contemplated hereby.

           (g) This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

           (h) To the extent possible, each provision of this Agreement shall be interpreted in a manner as to be valid, legal and enforceable. Any determination that any provision of this Agreement or any application thereof is invalid, illegal or unenforceable in any respect or in any instance shall be effective only to the extent of such invalidity, illegality or unenforceability and shall not affect the validity, legality or enforceability of any other provision of this Agreement.

          (i) This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to its conflict of laws rules.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first set forth above.

                              OVERSEAS SHIPHOLDING GROUP, INC.

                              By:-----------------------------
                                   Name:
                                   Title:

                              OSG SHIP MANAGEMENT, INC.

                              By:-----------------------------
                                   Name:
                                   Title:

                              MARITIME OVERSEAS CORPORATION

                              By:-----------------------------
                                   Name:
                                   Title: